UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
February 22, 2016
Date of Report (Date of Earliest Event Reported)

FIRST POTOMAC REALTY TRUST
(Exact Name of Registrant as Specified in Its Charter)

Maryland	1-31824	37-1470730
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

7600 Wisconsin Avenue, 11th Floor
Bethesda, Maryland 20814
(Address of Principal Executive Offices) (Zip Code)

(301) 986-9200
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule l4d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule l3e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.        Results of Operations and Financial Condition.

This Current Report on Form 8-K and the exhibits attached hereto are being furnished by First Potomac Realty Trust (the “Company”) pursuant to Item 7.01 of Form 8-K in satisfaction of the public disclosure requirements of Regulation FD and Item 2.02 of Form 8-K, insofar as they disclose historical information regarding the Company’s results of operations or financial condition for the three and twelve months ended December 31, 2015.

On February 22, 2016, the Company issued a press release announcing its financial results for the three and twelve months ended December 31, 2015 and made available supplemental information concerning the ownership, operations and portfolio of the Company as of December 31, 2015. A copy of the press release and a copy of this supplemental information are furnished herewith as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

In accordance with General Instructions B.2 and B.6 of Form 8-K, the information included in this Current Report on Form 8-K (including Exhibits 99.1 and 99.2 hereto), shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01.    Regulation FD Disclosure.

The disclosure contained in Item 2.02 is incorporated herein by reference.

The Company announces that it published presentation materials outlining its strategic plan to de-risk the portfolio, de-lever the balance sheet and maximize asset values (the “Strategic Plan”), and will host a conference call on February 22, 2016 at 10:00 a.m. ET to discuss the details of the Strategic Plan (as well as to discuss fourth quarter and full-year 2015 results). A copy of the presentation materials outlining the Strategic Plan, entitled “Strategic Plan Presentation, February 2016”, is available on the Company's website at the link: http://www.first-potomac.com under “Investor Relations - Presentations”. The information contained on, or accessible from, the Company's website shall not be deemed incorporated by reference herein.

The Strategic Plan presentation materials shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are being furnished herewith to this Current Report on Form 8-K.

99.1	Press Release dated February 22, 2016
99.2	Fourth Quarter 2015 Supplemental Financial Report

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST POTOMAC REALTY TRUST

February 22, 2016	/s/Robert Milkovich
Robert Milkovich
President, Chief Executive Officer and Chief Operating Officer

FIRST POTOMAC REALTY TRUST
INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release dated February 22, 2016
99.2	Fourth Quarter 2015 Supplemental Financial Report